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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in the registration statement of New Era of Networks, Inc. on Form S-8 of our report dated January 17, 1997, appearing in the Form S-1 Registration Statement (Amendment No. 2) of New Era of Networks, Inc. (Registration No. 333-20189) filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.


                                        Arthur Andersen LLP




Denver, Colorado
August 12, 1997